Exbibit 32.B

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission (the “Report”) by Infrax Systems, Inc. (the “Registrant”), I, Peter Messineo, hereby certify that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2.	The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of Registrant.

/s/ Peter Messineo
Peter Messineo
Principal Accounting Officer

Dated: May 16, 2011